UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 23, 2008

Enhance Skin Products Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52755	84-1724410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

695 South Colorado Boulevard, Suite 480, Denver, Colorado	80246
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 644-8318

______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 3, 2010, the Company entered into an Indirect Primary Offering Agreement (“IPOA”) and a Registration Rights Agreement (“RRA”) with Crisnic Fund S.A. (“Crisnic”).  Pursuant to the IPOA, the Company, in its sole discretion, has the right to sell to Crisnic and Crisnic has the obligation to purchase through advances to the Company, the Company’s common stock subject to the terms of the agreements and subject to a maximum aggregate purchase of Two Million Dollars ($2,000,000). Crisnic is not required to purchase the shares, unless the shares have been registered for resale and are freely tradable in accordance with the federal securities laws, including the Securities Act of 1933, as amended.  The Company is obligated to file with the Securities and Exchange Commission a registration statement on Form S-1 within thirty (30) days from the date of the RRA registering only the shares subject to registration under the IPOA and to use all commercially reasonable efforts to have such registration statement declared effective at the earliest possible date.  The Company has agreed to pay Crisnic (i) due diligence expenses of $10,000.00; (ii) 1,750,000 shares of our common stock; and (iii) 1% of the amount of each advance made by Crisnic under the IPOA.

The foregoing description of the IPOA and the RRA are qualified in their entirety by reference to the full text of the IPOA and the RRA, copies of each of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and each of which is incorporated herein in its entirety by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On August 3, 2010, the Company entered into a Stock Purchase Agreement (“SPA”) with Crisnic.  Pursuant to the SPA, the Company sold 750,000 shares of the Company’s Common Stock to Crisnic for an aggregate purchase price of U.S.$30,000.  The sale of these securities was made in reliance on the exemption from registration provided by Regulation D to the Securities Act of 1933 as Crisnic is an accredited investor as defined therein.

The foregoing description of the SPA is qualified in its entirety by reference to the full text of the SPA, a copy of which is attached hereto as Exhibit 10.3 and which is incorporated herein in its entirety by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Indirect Primary Offering Agreement dated as of July 29, 2010, by and between the Company and Crisnic Fund S.A.

10.2	Registration Rights Agreement dated as of July 29, 2010, by and between the Company and Crisnic Fund S.A.

10.3	Stock Purchase Agreement dated as of July 29, 2010, by and between the Company and Crisnic Fund S.A.

99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enhance Skin Products Inc.

	By:	/s/ Dr. Samuel S Asculai
Dr. Samuel S Aculai
President/CEO, Principal Executive Officer

Dated: August 6, 2010